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      As filed with the Securities and Exchange Commission on June 22, 2000

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) or (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                         INFINITE TECHNOLOGY GROUP LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               NEW YORK                                    11-314029
    ------------------------------                  ----------------------
      (State or jurisdiction of                        (I.R.S. Employer
    incorporation or organization)                  Identification Number)

          77 Jericho Turnpike
           Mineola, New York                                11501
----------------------------------------                  ----------
(Address of Principal Executive Offices)                  (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:


       Title of each class                     Name of each exchange on which
       to be so registered                     each class is to be registered
       -------------------                     ------------------------------
              None                                           None


--------------------------------------------------------------------------------
If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

      Securities Act registration statement file number to which this form relates: 333-88737

        Securities to be registered pursuant to Section 12(g) of the Act:


                     Common Stock $.01 par value per share
                     -------------------------------------
                                (Title of Class)



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Item 1.  Description of Registrant's Securities to be Registered

     The securities to be registered hereunder are shares of common stock, $.01 par value per share (the "Common Stock") of Infinite Technology Group Ltd. (the "Registrant"). A description of the Common Stock is set forth under the caption "Description of Capital Stock" contained in the prospectus forming a part of the Registrant's Registration Statement on Form S-1 (the "Registration Statement") (File No. 333-88737), filed with the Securities and Exchange Commission on October 8, 1999, as amended, which is incorporated herein by reference.

Item 2.  Exhibits

     The following exhibits are filed as a part of this Registration Statement:


         Exhibit No.     Description
         -----------     -----------
             1.          Amended and Restated Certificate of Incorporation
                         of the Registrant, incorporated herein by reference to Exhibit 3.1 of the Registration Statement.

             2. Bylaws of the Registrant, incorporated herein by reference to Exhibit 3.2 to the Registration Statement.

             3. Specimen Certificate representing Common Stock, incorporated herein by reference to Exhibit 4.1 to the Registration Statement.

             4. 1997 Stock Option Plan, as amended, incorporated herein by reference to Exhibit 4.2 to the Registration Statement.

             5. 1999 Stock Option Plan, incorporated herein by reference to Exhibit 4.3 to the Registration Statement.

             6. 1999 Directors' Stock Option Plan, incorporated herein by reference to Exhibit 4.4 to the Registration Statement.



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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                     INFINITE TECHNOLOGY GROUP LTD.

Date: June 22, 2000                  By: /s/ James McGowan
                                         -------------------------------------
                                         James McGowan
                                         President and Chief Executive Officer